EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bret Richter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.The accompanying quarterly report on Form 10-Q for the quarter ended September 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ziff Davis, Inc.

/s/ BRET RICHTER
Bret Richter
Dated:	November 9, 2022	Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Ziff Davis, Inc. and will be retained by Ziff Davis, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.